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                                  SUPPLEMENT
            TO THE STANDARD AND SERVICE CLASS PROSPECTUSES FOR THE
                   LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
                             DATED APRIL 30, 2010

                    LVIP MARSICO INTERNATIONAL GROWTH FUND

On September 13, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the "Trust") voted to replace Marsico Capital Management, LLC ("Marsico") as sub-adviser for the LVIP Marsico International Growth Fund (the "Fund") with Massachusetts Financial Services Company ("MFS"). The Board of Trustees also voted to change the name of the Fund to the LVIP MFS International Growth Fund. The change in sub-adviser and the name change will be effective October 1, 2010.

Effective October 1, 2010, the following changes are to be made to the Standard and Service Class Prospectuses for the Fund:

All references to LVIP Marsico International Growth Fund are to be replaced, unless otherwise indicated, with LVIP MFS International Growth Fund and all references to Marsico are to be replaced with MFS.

The disclosure in the "Principal Investment Strategies" section beginning on Page 1 is to be deleted in its entirety and replaced with the following:

   The fund pursues its objective by investing at least 80% of its assets in equity and equity-related securities (including Depositary Receipts). The fund normally invests its assets primarily in foreign equity securities, including emerging market equity securities. The fund may invest in companies of any size throughout the world. The fund expects to invest in various issuers or securities from at last four different foreign countries. Some issuers or securities in the fund may be based in or economically tied to the United States.

   The sub-adviser focuses on investing the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

   The sub-adviser uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

In the "Principal Risks" section on Page 2, the bulleted point titled "Active Trading Risk" should be deleted and the following should be added as a new bulleted point after "Foreign Securities Risk":

    . GEOGRAPHIC CONCENTRATION RISK: The fund's performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which the fund invests and could be more volatile than the performance of more geographically-diversified funds.

The disclosure in the "Investment Adviser and Sub-Advisers" section on Page 3 is to be deleted in its entirety and replaced with the following:

   Investment Adviser: Lincoln Investment Advisors Corporation

   Sub-Adviser: Massachusetts Financial Services Company

Portfolio Manager(s)      Company Title         Experience with Fund
--------------------      --------------        ----------------------
David A. Antonelli        Vice Chairman         Since October 1, 2010

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The disclosure in the "Investment Objective and Principal Investment
Strategies" section beginning on Page 4 is to be deleted in its entirety and replaced with the following:

   The investment objective of the LVIP MFS International Growth Fund (fund) is long-term capital appreciation. The fund will be "non-diversified" as defined in the Investment Company Act of 1940. This objective is non-fundamental and may be changed without shareholder approval.

   The fund pursues its objective by investing at least 80% of its assets in equity and equity-related securities (including Depositary Receipts). The fund normally invests its assets primarily in foreign equity securities, including emerging market equity securities. The Fund may invest in companies of any size, including small and medium cap companies, throughout the world. The fund expects to invest in various issuers or securities from at last four different foreign countries. Some issuers or securities in the Fund may be based in or economically tied to the United States.

   The sub-adviser focuses on investing the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

   The sub-adviser uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

   The sub-adviser may sell securities for a variety of reasons, such as to seek to secure gains or limit losses, or to redeploy assets into opportunities believed to be more promising, among others.

   In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In the "Principal Risks" section after the second full paragraph on Page 5 the following paragraph is to be added:

   The fund's performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which the fund invests and could be more volatile than the performance of more geographically-diversified funds.

In the "Management and Organization" section on Page 6, the Sub-Adviser and Portfolio Manager(s) disclosure in the table is to be deleted and replaced with the following:

    SUB-ADVISER              Massachusetts Financial Services Company ("MFS"),
                             500 Boylston Street, Boston, Massachusetts,
                             02116, commonly known as MFS Investment
                             Management, acts as the investment adviser to
                             investment companies, separate accounts and other
                             clients. MFS is a majority owned subsidiary of
                             Sun Life of Canada (U.S.) Financial Services
                             Holdings Inc., which in turn is an indirect
                             wholly owned subsidiary of Sun Life Financial,
                             Inc. (a diversified financial services
                             organization). As of July 31, 2010, net assets
                             under the management of the MFS organization were
                             approximately $191 billion.

    PORTFOLIO MANAGER(S)     The fund is managed by David A. Antonelli.
                             Mr. Antonelli is Vice Chairman of MFS, and a
                             portfolio manager at MFS. He has been employed in
                             the investment area of MFS since 1991.

This Supplement is dated September 28, 2010

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                PLEASE KEEP THIS SUPPLEMENT WITH YOUR RECORDS.